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*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit 10.19

Pinpoint Power, LLC
FERC Electric Rate Schedule Original Vol. No. 1
Service Agreement No. 2

AGREEMENT

FOR

SUPPLEMENTAL INSTALLED CAPACITY
SOUTHWEST CONNECTICUT
(LRP Resources)

Between

ISO New England Inc.
as agent for the Market Participants in the New England Control Area

And Pinpoint Power, LLC

Issued By:	Thomas E. Atkins President
Issued On:	April 15, 2004	Effective: June 1, 2004

ARTICLE 10 MISCELLANEOUS PROVISIONS	12
10.1 Assignment	12
10.2 Notices	13
10.3 Party Representatives	13
10.4 Effect of Invalidation, Modification, or Condition	13
10.5 Amendments	14
10.6 Governing Law	14
10.7 Entire Agreement	14
10.8 Independent Contractors	14
10.9 Counterparts	14
10.10 Confidentiality	14
10.11 Beneficiaries	14
10.12 Waiver	14

SUPPLEMENTAL INSTALLED CAPACITY AGREEMENT

        This Supplemental Installed Capacity Agreement ("Agreement") is entered into as of April 15, 2004, by and between ISO New England Inc. (the "ISO"), on behalf of the market participants in the New England Control Area (the "Market Participants"), and Pinpoint Power, LLC (the "Supplier") (individually, a "Party," and collectively, the "Parties") and, except for Supplier's obligation pursuant to Section 2. 1, shall become effective on the Effective Date.

RECITALS

A.
The ISO is seeking to improve system reliability within the Southwest Connecticut region ("SWCT") at times of peak demand and has issued an RFP seeking proposals for (i) the installation of incremental capacity capable of 10-minute or 30-minute dispatch response ("quick-start capacity") through the installation of capacity at new sites or incremental quick-start capacity installed at existing generating resources in SWCT, (ii) customer load reductions through firm load curtailments in SWCT capable of 10-minute or 30- minute dispatch response eligible to participate in the existing Load Response Program ("LRP"), (iii) emergency generation in SWCT capable of 10-minute or 30-minute dispatch response eligible to participate in the LRP, and iv) peak-load reducing Conservation and Load Management ("C&LM") projects in SWCT.

B.
The ISO is the independent entity responsible for the operation of the New England Control Area, consistent with proper standards of reliability, including administration of the Open Access Transmission Tariff and the region's wholesale electricity marketplace.

C.
The Supplier is a NEPOOL Participant or is a Demand Response Provider (as defined in Manual M-LRP Load Response Program Manual ("M-LRP") (collectively referred to as "Enrolling Participants") and has submitted a proposal in response to the RFP that has been accepted by the ISO.

        NOW THEREFORE, in consideration of the agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound by this Agreement as of the Effective Date, the Parties covenant and agree as follows:

ARTICLE 1
DEFINITIONS AND RULES OF INTERPRETATION

        1.1    Definitions.    Except for terms defined herein, capitalized terms shall be as defined in NEPOOL Market Rule 1.

          1.1.1 "Agreement" shall have the meaning set forth in the Preamble.

          1.1.2 "Committed Capacity Amount" shall mean the megawatt ("MW") amount for the LRP Resource shown in Schedule IV hereto.

          1.1.3 "Contract ICAP Price" shall mean the price expressed in $/MW to be paid for the Committed Capacity Amount for a month as set forth in Schedule IV.

          1.1.4 "Customer" means the persons or entities with which the Supplier contracts for the provision of load reduction or emergency generation capacity pursuant to this Agreement.

          1.1.5 "Effective Date" shall mean the date on which this Agreement is allowed to become effective without modification by FERC pursuant to the FERC's February 27, 2004 order in Docket No. ER04-335-000, as such order may be clarified or modified by FERC. To the extent that FERC determines that the Agreement does not involve jurisdictional service, the Effective Date shall be June 1, 2004.

          1.1.6 "Extension Term" shall have the meaning set forth in Section 8.1.2.

          1.1.7 "FERC" means the Federal Energy Regulatory Commission.

          1.1.8 "Force Majeure Event" means any act of God, labor disturbance, act of the public enemy, war, insurrection, riot, storm or flood, fire or explosion (other than the LRP Resource), curtailment of the transmission system (other than due to the LRP Resource or Supplier's equipment), any order, regulation or restriction imposed by a Governmental Authority, or any other cause beyond a Party's control.

          1.1.9 "Governmental Authority" means the government of any nation, state or other political subdivision thereof, including any entity lawfully exercising executive, military, legislative, judicial, regulatory, or administrative functions of or pertaining to a government.

          1.1.10 "ICAP" means Installed Capacity.

          1.1.11 "ICAP Credit Amount" shall be the ICAP Credit as defined in Manual M-LRP before any gross-up for the reserve margin, and the MW value of which shall be calculated in accordance with Manual M-LRP.

          1.1.12 "Initial Term" shall have the meaning set forth in Section 8.1.1.

          1.1.13 "Law" means any law, treaty, code, rule, regulation, or order or determination of an arbitrator, court or other Governmental Authority, or any license, permit, certificate authorization, qualification, or approval granted by a Governmental Authority to the extent binding on a Party or any of its property.

          1.1.14 "LRP Resource" means a resource (including Emergency Generators) that is able to reduce load as requested by the ISO within 30 minutes or less in accordance with the LRP as defined in Manual M-LRP and identified in Schedule IV hereto. LRP Resources must enroll in a LRP providing ICAP credit in order to provide the services contemplated in this Agreement. To the extent that the Supplier provides more than one resource as identified in Schedule IV, references in this Agreement to a single resource shall be interpreted as applying to each resource identified in Schedule IV.

          1.1.15 "Party" means either the ISO or Supplier, as the context requires, and "Parties" means ISO and Supplier, as the context requires.

          1.1.16 "Proposed DEP Regulations" means the Connecticut Department of Environmental Protection Regulations contained in the Notice of Intent to Adopt and Revise the State Air Quality Regulations and to Revise the State Implementation Plan for Air Quality dated February 2, 2004.

          1.1.17 "Proposed Service Date" shall have the meaning set forth in Schedule IV.

          1.1.18 "Service Date" means the date upon which the LRP Resource actually becomes available for dispatch by the ISO in accordance with Market Rule 1 and the NEPOOL Manuals.

          1.1.19 "SWCT" shall have the meaning set forth in the Recitals and shall further be defined to include the region comprised of the 54 cities and towns identified on Schedule III.

          1.1.20 "Term" shall mean either the Initial Term or any Extension Term.

        1.2    Interpretation.    In this Agreement, unless otherwise indicated or otherwise required by the context, the following rules of interpretation shall apply:

          1.2.1 Reference to and the definition of any document (including this Agreement, Market Rule 1 and the NEPOOL Manuals) shall be deemed a reference to such document as it may be amended, supplemented, revised, or modified from time to time and any document that is a successor thereto.

          1.2.2 The article and section headings, and other captions in this Agreement are for the purpose of reference only and do not limit or affect its meaning.

          1.2.3 Defined terms in the singular shall include the plural and vice versa, and the masculine, feminine or neuter gender shall include all genders.

          1.2.4 Accounting terms used herein shall have the meanings given to them under generally accepted accounting principles within the United States consistently applied.

          1.2.5 The term "including" when used herein shall be by the way of example only and shall not be considered in any way a limitation.

ARTICLE 2
PROVISION OF DEMAND RESPONSE RESOURCE

        2.1    Filing of Agreement with FERC.    The Supplier acknowledges and agrees that upon execution of this Agreement, Supplier shall file this Agreement with FERC pursuant to the FERC's February 27, 2004 order in Docket No. ER04-335-000.

        2.2    Permits and Authorizations.    Supplier must demonstrate that it has obtained all regulatory authorizations and environmental permits necessary for it to perform its obligations under this Agreement prior to the Service Date. The Supplier will use all commercially reasonable efforts to maintain such authorizations and permits through the Term of the contract. Each Party shall act in good faith toward the other Party when dealing with governmental regulatory bodies and other third parties regarding matters arising under or in connection with this Agreement, including any informational or other filings submitted to FERC.

        2.3    Availability of LRP Resource.    Supplier will use commercially reasonable efforts to make the LRP Resource available to respond to the ISO's instructions in accordance with Market Rule 1 and the NEPOOL Manuals by the Proposed Service Date including obtaining all necessary regulatory authorizations and environmental permits.

        2.4    Credit Requirement.    On the Effective Date of this Agreement and continuing until thirty (30) days following the date Supplier's first demonstrated ICAP Credit Amount of each LRP Resource has been completed, Supplier shall provide the ISO with either (1) cash held in an escrow account or (2) one or more letters of credit, in a total amount equal to $1,039,708 calculated as one sixth (1/6) of the monthly Contract ICAP Price multiplied by the monthly Committed Capacity Amount and summed over from the first twelve months after the applicable Proposed Service Date (the "Credit Amount"). If the Credit Amount is provided using one or more letters of credit, such letter(s) of credit will be substantially in the form specified in the Financial Assurance Policy for NEPOOL Members set forth in the NEPOOL Tariff issued by one or more domestic or foreign banks whose long term debt is rated at least A- or the equivalent by Standard and Poor's or Moodys Investor Services, Inc., modified as necessary to provide the ISO with authority to draw against such letter(s) of credit for the amount of any liquidated damages assessed under this Agreement. When an LRP Resource demonstrates the level of its ICAP Credit Amount for purposes of Section 2.5.2, and any liquidated damages for any failure of such LRP Resource to meet the Committed Capacity Amount have been assessed by the ISO and paid by the Supplier, the amount of the letter or letters of credit or cash escrow, as applicable, provided pursuant to this Section 2.4 shall be reduced by that portion of the Credit Amount associated with those LRP Resources.

        2.5    Failure to Make LRP Resource Available.    This Agreement imposes liquidated damages on the Supplier for failure to make the LRP Resource available as follows:

          2.5.1 Failure to Meet the Proposed Service Date.    If the Service Date fails to occur within sixty (60) calendar days of the Proposed Service Date, the ISO, in its sole discretion, may terminate the LRP Resource by providing five (5) business days notice to Supplier declaring the ISO's intention to terminate such LRP Resource; provided, however, that the ISO shall not have the right to terminate such LRP Resource for an additional sixty (60) calendar days if such failure is due to a Force Majeure Event. Notwithstanding anything to the contrary contained in this Section or this Agreement (including, without limitation, a Force Majeure Event), the ISO, in its sole discretion, may terminate such LRP Resource if the Service Date fails to occur within one hundred twenty (120) calendar days of the Proposed Service Date by providing five (5) business days notice to Supplier declaring the ISO's intention to terminate such LRP Resource. In the event the ISO terminates the LRP Resource, Supplier shall pay the ISO that portion of the Credit Amount attributable to the terminated LRP Resource, as liquidated damages, and the ISO will adjust Schedule IV to reflect such termination. Notwithstanding the foregoing, in the event the Proposed DEP Regulations are either denied or not approved by June 1, 2005, the ISO, in its sole discretion, may terminate the affected LRP Resources (as indicated on Schedule IV) by providing five (5) business days notice to Supplier declaring the ISO's intention to terminate such LRP Resources, provided, however, Supplier shall not be obligated to pay the ISO liquidated damages attributable to the termination of such LRP Resources. After any such termination, the ISO will adjust Schedule IV to reflect such termination and reduce the amount of the letter or letters of credit or cash held in escrow provided pursuant to Section 2.4 by the remaining amount of the letter or letters of credit or cash held in escrow associated with such terminated LRP Resources.

          2.5.2 Failure to Meet the Committed Capacity Amount.    If the first demonstrated ICAP Credit of any LRP Resource is less than the amount proposed on Schedule IV, the Supplier shall pay the ISO in accordance with the following formula: the Credit Amount calculated in Section 2.5 multiplied by the quotient of (A) (the Committed Capacity Amount for the applicable month minus the first demonstrated ICAP Credit) and (B) the Committed Capacity Amount for the applicable month, as liquidated damages. This calculation shall be based on the sum of ICAP Credit Amounts for all LRP Resources demonstrating during the same event or audit.

        2.6    Interconnection Standards and Costs.    LRP Resources must meet applicable interconnection standards. Any costs incurred by the Supplier to obtain permits, meet interconnection requirements, construct or install generating equipment, construct or install load control or load reducing equipment, install required metering equipment, implement ISO approved metering and verification plans including, but not limited to independent audits, engineering analysis and sub-metering, and take all other steps necessary to provide ICAP by the Proposed Service Date shall be borne solely by the Supplier.

        2.7    Metering and Verification.    Metering and verification will be conducted in accordance with the M-LRP. An Internet-Based Communication System ("IBCS") through an ISO approved provider and either an interval meter or an ISO approved Measurement and Verification Plan, as defined in the M-LRP are required. Customer base-line consumption and load reductions will be verified through the applicable metering and verification provisions of the LRP.

        2.8    Third Parties.    Supplier may enter into contracts with other entities for provision of all or a portion of the committed Installed Capacity from each LRP Resource. Supplier acknowledges and agrees that it shall be fully responsible for the acts and omissions of such third-parties. Nothing in this Agreement shall create any contractual agreement between a third-party and the ISO. The ISO shall have no obligation to make any direct payments to third-parties.

ARTICLE 3
DELIVERY OF COMMITTED RESOURCE CAPABILITY

        3.1    Delivery Requirements.    This Agreement imposes requirements on Supplier with regard to the delivery of the LRP Resource as provided below.

          3.1.1 During the Term, the Supplier will comply with the ISO's instructions and will provide service from the LRP Resource in accordance with Market Rule 1 (including Appendix E) and the NEPOOL Manuals.

          3.1.2 The Supplier may satisfy its obligations to deliver the LRP Resources under this Agreement through the use of one or more substitute LRP Resources, subject to ISO approval in its sole discretion (which will not be unreasonably withheld), if such substitute LRP Resources are equivalent to those originally proposed in Schedule I and are enrolled consistent with the criteria set forth in the RFP. Such substitute LRP Resources may be designated after the execution of this Agreement by submitting a revised Schedule I to the ISO and submitting an appropriate NX-11C form to the ISO for the substitute LRP Resource.

          3.1.3 The minimum activation time period guaranteed for the LRP Resource shall be two (2) hours, provided, however, that the ISO may terminate an event before the end of the two-hour period, in which case, the Supplier may terminate service before the end of the two-hour period. Services are required or must be demonstrated, at a minimum, during on-peak hours defined as 7:00 am to 6:00 pm Monday through Friday on non-holidays.

          3.1.4 LRP Resources must participate in those LRP programs for 30-minute notice that offer ICAP credit and will count towards meeting any ICAP requirements.

          3.1.5 The LRP Resource must be located within SWCT and must satisfy all of the eligibility criteria set forth in the RFP.

        3.2    Audit After Failure of LRP Resource.    In the event a LRP Resource fails to respond to any load response event direction, audit, test or other measure of the ISO at the level of its Committed Capacity Amount, the Supplier shall have five (5) business days (the "Notice Period") to request (in writing) to re-demonstrate the LRP Resource (the "Audit Request"). In addition, for purposes of an initial demonstration of a LRP Resource only, Supplier may submit to ISO in writing an Audit Request of such LRP Resource. The ISO will use commercially reasonable efforts to reschedule a re-demonstration (or initial demonstration, as applicable) of the LRP Resource (the "Audit") within sixty (60) days following the end of the Notice Period (or, in the case of an initial demonstration of a LRP Resource, the date the ISO receives Supplier's written request), or as soon as reasonably feasible thereafter, in light of the circumstances and the availability of ISO personnel and resources; provided, however, that in the event of a subsequent load response event direction from ISO prior to the completion of the Audit, the LRP Resource will re-demonstrate (or initially demonstrate, as the case may be) its capability by responding to such load response event direction in lieu of the Audit. The Supplier may only make one (1) Audit Request in a twelve-month period during the Term. All other re-demonstrations (or initial demonstrations, as the case may be) will be conducted during the normal ISO audit cycle unless otherwise agreed to in writing by ISO, in its sole discretion. To cover ISO's administrative costs in conducting the Audit, the Supplier shall be charged a fee for the Audit in an amount equal to $1,000 multiplied by the Committed Capacity Amount for the month in which the LRP Resource failed to respond (or in the case of an initial demonstration, the applicable Committed Capacity Amount for such LRP Resource).

ARTICLE 4
PAYMENT AND SETTLEMENT

        4.1    ISO Billing Process.    From and after the first day of the month following the Service Date, the ISO, as agent for the Market Participants, shall apportion, bill and collect from the Market Participants payments and charges for delivery or non-delivery of services from LRP Resources in the LRP Market in accordance with this Agreement, Market Rule 1 and the NEPOOL Manuals. All payments will be made through the ISO billing process directly to the Enrolling Participant. ISO shall have the right to set-off any amounts owed by Supplier under this Agreement against any payments otherwise payable to Supplier under this Agreement.

        4.2    Supplemental Capacity Payment.    The monthly Supplemental Capacity Payment for the LRP Resource will commence on the first day of the month following the Service Date and will be equal to the Contract ICAP Price (for the preceding month) multiplied by the ICAP Credit Amount (for the preceding month). The Supplemental Capacity Payment for each month will be reduced (but not to less than zero) by an amount equal to the ICAP Credit Amount multiplied by monthly UCAP Supply Auction clearing price, provided, that the Supplemental Capacity Payment for the first full calendar month following the Service Date shall not be reduced if the LRP Resource was not eligible to participate in the Supply Auction; provided, however, that if a locational ICAP or other new capacity market is implemented, the price component of the calculation shall be equal to the most recent clearing price at which load shifting is settled for the locational ICAP or other new capacity market for the area applicable to the LRP Resource's location determined in a manner consistent with such locational ICAP or other new capacity market. The Supplemental Capacity Payment will not be reduced for any other non-ICAP payments that the LRP Resource may earn. If the initial ICAP Credit Amount actually demonstrated is less than the Committed Capacity Amount, the Supplemental Capacity Amount paid in all months prior to the initial demonstration will be trued-up and rebilled according to the demonstrated ICAP Credit Amount. The ICAP Credit Amount may change from month to month based on load response events or audits as described in the M-LRP. The ISO in its sole discretion may initiate whatever audits, tests or other measures are necessary to determine the actual performance of the LRP Resource and its ability to continue to perform and has the authority to adjust the ICAP Credit Amount to recognize the results of its investigation.

ARTICLE 5
COVENANTS

        5.1    Operation and Maintenance.    Supplier shall operate and maintain, or cause the operation and maintenance of the LRP Resource to be in accordance with Market Rule 1 and the NEPOOL Manuals.

        5.2    Insurance.    Supplier shall arrange for and maintain an appropriate minimum level of liability and property insurance coverage as follows: comprehensive general liability (including blanket contractual liability) and property damage insurance sufficient to protect the ISO and the Supplier from claims for damages for personal injury (including bodily injury), sickness or disease, accidental death and damage to property, including loss of use resulting from any property damage, which may arise from or in connection with Supplier's obligations under this Agreement. The limits of such insurance shall be in an amount not less than $1,000,000 each person and $2,000,000 each occurrence, personal injury and property damage combined. The Supplier shall also maintain workers' compensation or other similar insurance offering statutory coverage and containing statutory limits. Such policies must (i) be occurrence rather than claims-made policies (ii) name the ISO as an additional insured for covered incidents related to activities under this Agreement (other than workers' compensation or similar insurance) and (iii) contain a provision stating that such policy or policies may not be cancelled or materially altered except after thirty (30) days' written notice to the ISO. Upon execution of this

Agreement, the Supplier shall furnish to the ISO a certificate or certificates of such insurance, reflecting the ISO as an additional insured.

ARTICLE 6
FORCE MAJEURE EVENTS

        6.1    Notice of Force Majeure Event.    Neither Party will be liable or deemed to be in breach of this Agreement for failure of performance under this Agreement due to a Force Majeure Event. If any Party is unable to perform its obligations under this Agreement due to a Force Majeure Event, the Party unable to perform shall promptly notify the other Party.

        6.2    Effect of Force Majeure Event.    In the event that a Force Majeure Event prevents any LRP Resource from being available to the ISO for a period in excess of sixty (60) consecutive days (the "Unavailability Period"), the ISO, in its sole discretion, may terminate the LRP Resource or this Agreement by providing five (5) days notice to Supplier declaring the ISO's intention to terminate the LRP Resource or this Agreement; provided, however, that for purposes of its right to terminate the LRP Resource or this Agreement, the ISO may extend the Unavailability Period in its sole discretion. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the ISO be obligated to make any payments under this Agreement for an LRP Resource during any period that such LRP Resource is unavailable due to a Force Majeure Event.

        6.3    Remedial Efforts.    The Party unable to perform by reason of a Force Majeure Event shall use reasonable efforts to remedy its inability to perform and to mitigate the consequences of the Force Majeure Event as soon as reasonably practicable; provided that (i) no Party shall be required to settle any strike, walkout, lockout, or other labor dispute on terms which, in the Party's sole discretion, are contrary to its interests and (ii) the Party unable to perform shall, as soon as practicable, advise the other Party of the reason for its inability to perform, the nature of any corrective action needed to resolve performance, and its efforts to remedy its inability to perform and to mitigate the consequences of its inability to perform and shall advise the other Party of when it estimates it will be able to resume performance of its obligations under this Agreement.

ARTICLE 7
REPRESENTATIONS AND WARRANTIES

        7.1    Representations and Warranties.

          7.1.1 As of the Effective Date, ISO represents and warrants to Supplier as follows:

            (a)   ISO is a validly existing corporation with full authority to enter into this Agreement.

            (b)   ISO has taken all necessary measures to have the execution and delivery of this Agreement authorized, and upon the execution and delivery of this Agreement, this Agreement shall be a legally binding obligation of ISO.

            (c)   ISO has or will have all regulatory authorizations necessary for it to perform its obligations under this Agreement.

            (d)   The execution, delivery, and performance of this Agreement are within the ISO's powers and do not violate any of the terms and conditions in its governing documents, any contracts to which it is a party, or any Law applicable to it.

          7.1.2 As of the Effective Date, Supplier represents and warrants to ISO as follows:

            (a)   Supplier is a validly existing entity with full authority to enter into this Agreement.

            (b)   Supplier, or its affiliate, has or will have the legal authority and physical capability (either on its own behalf or as Agent for the Supplier of the LRP Resource) to meet all of its obligations under this Agreement.

            (c)   Supplier has taken all necessary measures to have the execution and delivery of this Agreement authorized, and upon the execution and delivery of this Agreement, this Agreement shall be a legally binding obligation of Supplier.

            (d)   The execution, delivery, and performance of this Agreement are within the Supplier's powers and do not violate any of the terms and conditions in its governing documents, any contracts to which it is a party, or any Law applicable to it.

            (e)   All of the statements made in the Supplier's RFP proposal are accurate.

            (f)    The Supplier's LRP Resource is located in SWCT and satisfies all of the eligibility criteria set forth in the RFP.

ARTICLE 8
TERM AND TERMINATION

        8.1    Term.

          8.1.1 Initial Term.    This Agreement shall be effective as of the Effective Date and shall continue in effect through May 31, 2008 (the "Initial Term"), provided, however, that the applicable provisions of this Agreement shall continue in effect after any termination to the extent necessary to provide for final billing and payment, and the provisions of Article 9 shall survive termination.

          8.1.2 Option to Extend.    The ISO may extend this Agreement for an additional one-year term (an "Extension Term") by notice given no later than ninety (90) days prior to expiration of the Initial Term.

        8.2    Termination.

          8.2.1 Termination for Default.    If (a) any Party shall fail to perform any obligation imposed on it by this Agreement and that obligation has not been waived or suspended, or payment has not been adjusted for such failure pursuant to this Agreement or (b) any representation or warranty made by either Party under this Agreement shall prove to have been incorrect in any material respect, the other Party, at its option, may terminate this Agreement by giving the Party in default written notice setting out specifically the circumstances constituting the default and declaring its intention to terminate this Agreement. If the Party receiving the notice does not, within ten (10) days after receiving the notice, remedy the default, the Party not in default shall be entitled by a further written notice to terminate this Agreement. The Party not in default shall have a duty to mitigate damages. Termination of this Agreement pursuant to this Section 8.2 shall be without prejudice to the right of Supplier or ISO to collect any amounts due to it prior to the time of termination. No default shall exist where a failure to perform any material obligation is the result of a Force Majeure Event or act or omission of the other Party.

          8.2.2 Additional ISO Rights of Termination.    This Agreement may also be terminated by the ISO in accordance with Sections 6.2, and 10.4.

        8.3    Effect of Termination or Expiration.    Termination or expiration of this Agreement shall not affect the accrued rights and obligations of either Party, including either Party's obligations to make all payments to the other Party pursuant to this Agreement.

ARTICLE 9
REMEDIES

        9.1    Damages and Other Relief.

          9.1.1 Liability of ISO.    Subject to receipt of payments from the Market Participants of amounts due under this Agreement, other than for failure to make a payments as provided in Article 4, the ISO shall not be liable to Supplier for actions or omissions by the ISO in performing its obligations under this Agreement, provided it has not willfully breached this Agreement or engaged in willful misconduct. To the extent Supplier has claims against the ISO, Supplier may only look to the assets of the ISO for the enforcement of such claims and may not seek to enforce any claims against the directors, members, officers, or employees of the ISO who, Supplier acknowledge and agree, have no personal liability for obligations of the ISO by reason of their status as directors, members, officers, or employees of the ISO.

          9.1.2 Liability of Supplier.    Except as provided in Sections 2.5 and 8.2, Supplier shall not be liable to the ISO for actions or omissions by Supplier in performing its obligations under this Agreement, provided that Supplier has not willfully breached this Agreement or engaged in willful misconduct.

          9.1.3 Limitation of Liability.    Except as provided in Section 2.5 and 8.2, in no event shall Supplier be liable to the ISO or the ISO be liable to Supplier for any incidental, consequential, multiple or punitive damages, loss of revenues or profits, attorneys fees or costs arising out of, or connected in any way with the performance or non-performance of this Agreement.

          9.1.4 Indemnification.    Supplier shall indemnify, defend and save harmless the ISO and its directors, officers, members, employees and agents from any and all damages, losses, claims and liabilities by or to third parties arising out of or resulting from the performance by the ISO under this Agreement or the actions or omissions of Supplier or any Customer in connection with this Agreement or any LRP Resource, except in cases of gross negligence or willful misconduct by the ISO or its directors, officers, members, employees or agents. Supplier agrees that it shall require each of its Customers to indemnify, defend and save harmless the ISO and its directors, officers, members, employees and agents from any and all damages, losses, claims and liabilities by or to third parties arising out of or resulting from the actions or omissions of Supplier or Customer in connection with this Agreement or any LRP Resource.

          9.1.5 Liquidated Damages.    The Parties agree that it will be impractical and extremely difficult to determine the actual damages, which ISO will sustain in the event Supplier fails to make the LRP Resource available pursuant to Section 2.5. Accordingly, the Parties acknowledge and agree that the ISO shall be entitled, in addition to any other available remedies, to liquidated damages set forth in Section 2.5 as a reasonable pre-estimate of the probable losses and damages to be sustained by the ISO in such circumstances. Such liquidated damages, although inadequate to compensate the ISO, are intended to constitute compensatory damages.

ARTICLE 10
MISCELLANEOUS PROVISIONS

        10.1    Assignment.

          10.1.1 Neither of the Parties shall assign its rights or delegate its duties under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed. Any such assignment or delegation made without such written consent shall be null and void. Upon any assignment made in compliance with this Section 10.1, this Agreement shall inure to and be binding upon the successors and assigns for the assigning Parties.

          10.1.2 Notwithstanding Section 10.1.1, each Party may, without the need for consent from the other Party (and without relieving itself from liability hereunder), transfer or assign this Agreement: (i) to an Affiliate, or (ii) after the Service Date, where such transfer is incidental to a merger or consolidation with, or transfer of all, or substantially all, of the assets of the transferor to another person, business entity, or political subdivision or public corporation created under the Laws governing the creation and existence of the transferor which shall as a part of such succession assume all of the obligations of the assignor or transferor under this Agreement. Any Party may collaterally assign its rights in this Agreement to its lenders without the need for consent from the other Party.

        10.2    Notices.    Except as otherwise expressly provided in this Agreement or required by Law, all notices, consents, requests, demands, approvals, authorizations and other communications provided for in this Agreement shall be in writing and shall be sent by personal delivery, certified mail, return receipt requested, facsimile transmission, or by recognized overnight courier service, to the intended Party at such Party's address set forth below. All such notices shall be deemed to have been duly given and to have become effective: (a) upon receipt if delivered in person or by facsimile; (b) two days after having been delivered to an air courier for overnight delivery; or (c) seven days after having been deposited in the United States mail as certified or registered mail, return receipt requested, all fees pre-paid, addressed to the applicable addresses set forth below. Each Party's address for notices shall be as follows (subject to change by notice in accordance with the provisions of this Section 10.2):

SUPPLIER:	ISO:
NOTICES & CORRESPONDENCE	NOTICES & CORRESPONDENCE

Thomas E. Atkins
President
Pinpoint Power
1040 Great Plain Avenue
Needham, MA 02492
Telephone (617) 699-3756
Fax: (781) 453-1142

Christopher H. Kallaher, Esq.
Rubin and Rudman LLP
50 Rowes Wharf
Boston, MA 02110
Telephone (617) 330-7000
Fax: (617) 439-9556
Kevin A. Kirby
VP Market Operations
ISO New England
One Sullivan Road
Holyoke, MA 01040
Telephone (413) 540-4490
Fax: (413) 535-4156

Kathleen A. Carrigan, Sr. VP, General Counsel
and Corporate Secretary
ISO New England
One Sullivan Road
Holyoke, MA 01040
Telephone (413) 540-4260
Fax: (413) 535-4379

Each Party shall provide notice of any change in the above notice provisions to the other Party.

        10.3    Party Representatives.    All Parties to this Agreement shall ensure that throughout the term of this Agreement, duly appointed representatives are available for communications between the Parties. The representatives shall have full authority to deal with all day-to-day matters arising under this Agreement. Acts and omissions of representatives shall be deemed to be acts and omissions of the Party. Supplier and ISO shall be entitled to assume that the representatives of the other Party are at all times acting within the limits of the authority given by the representative's Party. Representatives for each Party shall be identified in Schedule II. The Parties may at any time replace their representatives by giving notice to the other Party.

        10.4    Effect of Invalidation, Modification, or Condition.    Each covenant, condition, restriction, and other term of this Agreement is intended to be, and shall be construed as, independent and severable from each other covenant, condition, restriction, and other term. If any covenant, condition, restriction, or other term of this Agreement is held to be invalid or otherwise modified or conditioned by any Governmental Authority, the invalidity, modification, or condition of such covenant, condition, restriction, or other term shall not affect the validity of the remaining covenants, conditions, restrictions, or other terms hereof. If an invalidity, modification, or condition has a material impact on the rights and obligations of the Parties, the Parties shall make a good faith effort to renegotiate and restore the benefits and burdens of this Agreement as they existed prior to the determination of the invalidity, modification, or condition.

        If the Parties fail to reach agreement, then the Party whose rights and obligations have been adversely affected may, in its sole discretion, terminate this Agreement.

        10.5    Amendments.    Any amendments or modifications of this Agreement shall be made only in writing and duly executed by all Parties to this Agreement. Such amendments or modifications shall become effective only after the Parties have received any authorizations required under applicable Laws.

        10.6    Governing Law.    This Agreement shall be governed by and construed under the Laws of the State of Delaware without regard to conflicts of laws principles.

        10.7    Entire Agreement.    This Agreement consists of the terms and conditions set forth herein, as well as the Appendices hereto, which are incorporated by reference herein and made a part hereof. This Agreement contains the entire agreement between the Parties and supersedes all prior negotiations, undertakings, agreements and business term sheets related to the subject matter hereof.

        10.8    Independent Contractors.    Supplier and ISO acknowledge that as between Supplier and the ISO there is an independent contractor relationship, and that nothing in this Agreement shall create any joint venture, partnership, or principal/agent relationship between the Parties. Except as otherwise provided herein, neither Supplier nor ISO shall have any right, power, or authority to enter into any agreement or commitment, act on behalf of, or otherwise bind the other Party in any way.

        10.9    Counterparts.    This Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which shall be deemed one and the same Agreement.

        10.10    Confidentiality.    Confidential information acquired by either Party pursuant to this agreement shall be governed by the NEPOOL Information Policy.

        10.11    Beneficiaries.    Nothing in this Agreement, whether express or implied, confers any rights or remedies under, or by reason of, this Agreement on any persons other than the Parties and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligations or liability of any third party, nor give any third person any rights of subrogation or action against any Party.

        10.12    Waiver.    The failure to exercise any remedy or to enforce any right provided in this Agreement or applicable Law shall not constitute a waiver of such remedy or right or of any other remedy or right. A Party shall be considered to have waived any remedies or rights only if the waiver is in writing.

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

PINPOINT POWER, LLC

By:	/s/ THOMAS E. ATKINS
Name:	Thomas E. Atkins
Title:	President

ISO NEW ENGLAND INC.

By:
Name:	Kevin A. Kirby
Title:	VP Market Operations

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

PINPOINT POWER, LLC

By:
Name:	Thomas E. Atkins
Title:	President

ISO NEW ENGLAND INC.

By:	/s/ KEVIN A. KIRBY
Name:	Kevin A. Kirby
Title:	VP Market Operations

Pinpoint Power, LLC	Original Sheet No. 21
FERC Electric Rate Schedule Original Vol. No. 1
Service Agreement No. 2

SCHEDULE I

Initial Term

        The Initial Term of this Agreement shall be the Effective Date through May 31, 2008.

Extension Term

        This Agreement may be extended for an additional one-year term, ending May 31, 2009.

Issued By:	Thomas E. Atkins President
Issued On:	April 15, 2004	Effective: June 1, 2004

Pinpoint Power, LLC	Original Sheet No. 22
FERC Electric Rate Schedule Original Vol. No. 1
Service Agreement No. 2

SCHEDULE II

Parties' Representatives

Subject to a revision made pursuant to Section 10.3, and for the purposes of this Agreement, the individuals listed below will be deemed duly authorized representatives of the respective Parties.

      ISO New England Inc.

      Kevin A. Kirby

      Pinpoint Power, LLC

      Thomas E. Atkins

Issued By:	Thomas E. Atkins President
Issued On:	April 15, 2004	Effective: June 1, 2004

Pinpoint Power, LLC	Original Sheet No. 23
FERC Electric Rate Schedule Original Vol. No. 1
Service Agreement No. 2

SCHEDULE III

SWCT Cities and Towns

Preferred Towns	12. Hamden
1. Bridgeport	13. Meriden
2. Darien	14. Middlebury
3. Easton	15. Milford
4. Fairfield	16. Monroe
5. Greenwich	17. Naugatuck
6. New Canaan	18. New Fairfield
7. Norwalk	19. New Haven
8. Redding	20. New Milford
9. Ridgefield	21. Newtown
10. Shelton	22. North Branford
11. Stamford	23. North Haven
12. Stratford	24. Orange
13. Trumbull	25. Oxford
14. Weston	26. Prospect
15. Westport	27. Roxbury
16. Wilton	28. Seymour
29. Sherman
Other Towns in SWCT	30. Southbury
1. Ansonia	31. Southington
2. Beacon Falls	32. Wallingford
3. Bethany	33. Waterbury
4. Bethel	34. Watertown
5. Branford	35. West Haven
6. Bridgewater	36. Wolcott
7. Brookfield	37. Woodbridge
8. Cheshire	38. Woodbury
9. Danbury
10. Derby
11. East Haven

Issued By:	Thomas E. Atkins President
Issued On:	April 15, 2004	Effective: June 1, 2004

Schedule IV
Superseded and Replaced by Exhibit C to Amendment Agreement

Pinpoint Power, LLC	Original Sheet No. 111
FERC Electric Rate Schedule Original Vol. No. 1
Service Agreement No. 2

SCHEDULE V

Form NX-11C

[Supplier should provide LRP Resource information through an NX-11-C Form. Suppliers may contact Henry Yoshimura at (413) 540-4460 for assistance with filling the NX-11C Form.]

[Attach blank NX-11C Form]

Note: An NX-12 is required for emergency generation on 5 MW or greater. If there are any questions regarding the need to include an NX-12, please contact David Cavanaugh at (413) 540-4237.

Issued By:	Thomas E. Atkins President
Issued On:	April 15, 2004	Effective: June 1, 2004

AMENDMENT AGREEMENT

        This Amendment Agreement ("Amendment") is entered into as of June 1, 2005, by and between ISO New England Inc. (the "ISO"), on behalf of the market participants in the New England Control Area (the "Market Participants"), and Pinpoint Power, LLC (the "Supplier") (individually, a "Party," and collectively, the "Parties"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

RECITALS

        The ISO and the Supplier are parties to that certain Supplemental Installed Capacity Agreement, dated as of April 16, 2004 (the "Agreement") whereby Supplier has contracted to provide certain Resources (as defined in the Agreement) to the ISO.

        The Supplier has requested the ISO approve the substitution of certain LRP Resources.

        Without limiting any of its rights under the Agreement, the ISO has agreed to the proposed substitution on the terms and conditions set forth in this Amendment.

        NOW THEREFORE, in consideration of the agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound by this Amendment, the Parties covenant and agree as follows:

1. Amendment to Agreement.

        1.1    The Agreement is hereby amended as follows:

        1.1.1  Section 4.2 entitled "Supplemental Capacity Payment" is hereby amended by adding the following sentence at the end of such Section:

      "Notwithstanding anything to the contrary contained in this Agreement, the Supplemental Capacity Payment for any given month shall not exceed an amount equal to one hundred and ten percent (110%) of the product of (i) the average LRP Contract ICAP Price for such month multiplied by (ii) the "Maximum Aggregate LRP Committed Capacity Amount" (as defined on Exhibit A) for all LRP Resources as originally proposed in Schedule IV and as set forth on Exhibit B (annotated to show Project ID, Asset ID and totals for Committed Capacity for 2004 and 2005 Resources, as well as the title of the Excel spreadsheet which generated it) attached hereto; provided that, this limitation, while binding for the purpose of setting a maximum payment, is not intended to preclude the accurate reporting of the actual or expected Committed Capacity Amount of any individual Resource as set forth in Schedule IV as amended from time to time."

        1.1.2  Section 3.1.2 is hereby deleted in its entirety and replaced with the following:

      "The Supplier may satisfy its obligations to deliver the LRP Resources under this Agreement through the use of one or more substitute LRP Resources, subject to ISO approval in its sole discretion (which will not be unreasonably withheld), if such substitute LRP Resources are equivalent to those originally proposed in Schedule IV and are enrolled consistent with the criteria set forth in the RFP. Such substitute LRP Resources may be designated after the execution of this Agreement by submitting a revised Schedule IV to the ISO and submitting an appropriate NX-11C form to the ISO for the substitute LRP Resource."

        1.1.3  Schedule IV is hereby deleted in its entirety and replaced with an electronic Schedule IV which will be maintained and updated by ISO as substitutions are made and printed out from time to time as the need may arise, a current version, including the notation as to source, is attached as Exhibit C.

2. Miscellaneous Provisions.

        2.1 Non-Waiver.    The foregoing amendments do not constitute a waiver of any rights the ISO may have under the Agreement.

        2.2 Ratification.    Except as expressly amended hereby, all terms and conditions set forth in the Agreement shall remain in full force and effect.

        2.3 Counterparts.    This Amendment may be executed in counterparts, each of which when so executed and delivered shall constitute a complete and original instrument but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Amendment or any counterpart thereof to account for any other counterpart.

        2.4 Governing Law.    This Amendment shall be construed in accordance with and governed by the law of the State of Delaware, without regard to principles of conflicts of law.

[Signature Page to Follow]

        IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

Pinpoint Power, LLC
By:	/s/ THOMAS E. ATKINS Name: Thomas E. Atkins Title: President
ISO NEW ENGLAND INC.
By:	/s/ KEVIN A. KIRBY Name: Kevin A. Kirby Title: VP Market Operations

EXHIBIT A

Maximum Aggregate LRP Committed Capacity Amount
46.050 MW

	Jun		Jul		Aug		Sep		Oct		Nov		Dec		Jan		Feb		Mar		Apr		May
Average Price
2005	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******
2006	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******
2007	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******
optional 2008	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******
Payment Cap Base
2005	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******
2006	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******
2007	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******
optional 2008	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******	$	******

EXHIBIT B

Original Schedule IV as annotated

Schedule IV Annotations as of 9/26/05

Project IO Added	file: Pinpoint LRP Contract Schedule IV with Resource IO.xls (supplied by Tom Atkins by email dated June 10, 2005)	Total June 2004 Committed Capacity Amount:	14.16

Location Number	25-Jul-05	Asset IO	Company	LRP Resource Name	Address	City	Summer Capability MW	Proposed Service Date		Jun-04	Jul-04	Aug-04	Sep-04	Oct-04
1	990005	10488	City of Stamford	Stamford City Hall	888 Washington Street	Stamford	0.45	6/1/2004	Monthly Committed Capacity (MW):	0.45	0.45	0.45	0.45
									Contract ICAP Price ($/MW-mo):	33,000	33,000	33,000	33,000
2	990006	10484	City of Stamford	Stamford Highway Department	100 Magee Avenue	Stamford	0.12	6/1/2004	Monthly Committed Capacity (MW):	0.12	0.12	0.12	0.12	0.1
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,200
3	990007	10480	Boehringer/Ingelheim	Boehringer Ingelheim	900 Ridgebury Road	Ridgefield	1.2	6/1/2004	Monthly Committed Capacity (MW):	1.2	1.2	1.2	1.2
									Contract ICAP Price ($/MW-mo):	33,000	33,000	33,000	33,000
4	990008	10485	Seaboard Properties	One Stamford Landing	62 Southfield Avenue	Stamford	0.48	6/1/2004	Monthly Committed Capacity (MW):	0.48	0.48	0.48	0.48	0.24
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	3,000
5	990009	10486	Seaboard Properties	Two Stamford Landing	68 Southfield Avenue	Stamford	0.39	6/1/2004	Monthly Committed Capacity (MW):	0.39	0.39	0.39	0.39	0.2
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	3,000
6	990010	10487	Seaboard Properties	Three Stamford Landing	46 Southfield Avenue	Stamford	0.41	6/1/2004	Monthly Committed Capacity (MW):	0.41	0.41	0.41	0.41	0.21
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	3,000
7	990011	10043	SBC – SNET	SNET-Darien	27 Sedgwick Avenue	Darien	0.1	6/1/2004	Monthly Committed Capacity (MW):	0.1	0.1	0.1	0.1	0.08
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
8	990012	10177	SBC – SNET	SNET-Derby	90 Elisabeth Street	Derby	0.16	6/1/2004	Monthly Committed Capacity (MW):	0.18	0.18	0.18	0.18	0.14
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
9	990013	10214	SBC – SNET	SNET-East Haven	1155 Townsend Avenue	East Haven	0.11	6/1/2004	Monthly Committed Capacity (MW):	0.11	0.11	0.11	0.11	0.09
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
10	990014	10053	SBC – SNET	SNET-Fairfield	293 Reef Road	Fairfield	0.15	6/1/2004	Monthly Committed Capacity (MW):	0.15	0.15	0.15	0.15	0.12
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
11	990015	10211	SBC – SNET	SNET-Hamden	1961 Whitney Avenue	Hamden	0.18	6/1/2004	Monthly Committed Capacity (MW):	0.18	0.18	0.18	0.18	0.14
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
12	990016	10213	SBC – SNET	SNET-Milford	High Street	Milford	0.16	6/1/2004	Monthly Committed Capacity (MW):	0.16	0.16	0.16	0.16	0.12
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
13	990017	10044	SBC – SNET	SNET-New Canaan	135 Main Street	New Canaan	0.2	6/1/2004	Monthly Committed Capacity (MW):	0.2	0.2	0.2	0.2	0.15

									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
14	990018	10046	SBC – SNET	SNET-Norwalk N	104 Main Street	Norwalk	0.32	6/1/2004	Monthly Committed Capacity (MW):	0.32	0.32	0.32	0.32	0.24
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,600
15	990019	10047	SBC – SNET	SNET-Old Greenwich	245 Sound Beach Avenue	Greenwich	0.12	6/1/2004	Monthly Committed Capacity (MW):	0.12	0.12	0.12	0.12	0.09
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
16	990020	10045	SBC – SNET	SNET-Ridgefield	10 Catoonah Street	Ridgefield	0.16	6/1/2004	Monthly Committed Capacity (MW):	0.16	0.16	0.16	0.16	0.12
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
17	990021	10050	SBC – SNET	SNET-Trumbull	6058 Main Street	Trumbull	0.15	6/1/2004	Monthly Committed Capacity (MW):	0.15	0.15	0.15	0.15	0.12
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
18	990022	10215	SBC – SNET	SNET-West Haven	Campbell Avenue	West Haven	0.14	6/1/2004	Monthly Committed Capacity (MW):	0.14	0.14	0.14	0.14	0.11
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
19	990023	10212	SBC – SNET	SNET-Westville	Harrison Street	New Haven	0.12	6/1/2004	Monthly Committed Capacity (MW):	0.12	0.12	0.12	0.12	0.09
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
20	990024	10048	SBC – SNET	SNET-Wilton	Old Ridgefield Road	Wilton	0.2	6/1/2004	Monthly Committed Capacity (MW):	0.2	0.2	0.2	0.2	0.15
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
21	990025	10477	SBC – SNET	SNET-Brookfield	Route 133 /125 Junction Road	Brookfield	0.11	6/1/2004	Monthly Committed Capacity (MW):	0.11	0.11	0.11	0.11	0.09
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
22	990026	10479	SBC – SNET	SNET-Cheshire	Highland Avenue / Route 10	Cheshire	0.17	6/1/2004	Monthly Committed Capacity (MW):	0.17	0.17	0.17	0.17	0.13
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
23	990027	10699	SBC – SNET	SNET-Danbury	39 West Street	Danbury	0.23	6/1/2004	Monthly Committed Capacity (MW):	0.23	0.23	0.23	0.23	0.17
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
24	990028	10481	SBC – SNET	SNET-Meriden OSPS	14 Kensington Avenue	Meriden	0.11	6/1/2004	Monthly Committed Capacity (MW):	0.11	0.11	0.11	0.11	0.09
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
25	990029	10478	SBC – SNET	SNET-Naugaluck	295 Church Street	Nagauluck	0.11	6/1/2004	Monthly Committed Capacity (MW):	0.11	0.11	0.11	0.11	0.09
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
26	990030	10700	SBC – SNET	SNET-New Milford	44 Bridge Street	New Milford	0.14	6/1/2004	Monthly Committed Capacity (MW):	0.14	0.14	0.14	0.14	0.11
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
27	990031	10482	SBC – SNET	SNET-Wellingford	89 North Main Street	Wellingford	0.35	6/1/2004	Monthly Committed Capacity (MW):	0.35	0.35	0.35	0.35	0.26
									Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500

28	990032	10483	SBC – SNET	SNET-Watertown	1053 South Main Street	Watertown	0.1	6/1/2004		Monthly Committed Capacity (MW):	0.1	0.1	0.1	0.1	0.08
										Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
29	990033	10489	IBM	IBM Southbury	150 Kettletown Road	Southbury	7.6	6/1/2004		Monthly Committed Capacity (MW):	7.5	7.5	7.5	7.5	5.83
										Contract ICAP Price ($/MW-mo):	31,000	31,000	31,000	31,000	2,500
30	990034	10736	Stamford Health Systems	Stamford Hospital	190 West Broad Street	Stamford	1.85	6/1/2005	*	Monthly Committed Capacity (MW):	1.85	1.85	1.85	1.85	0.93
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
31	990035	10730	Spartech Polycast	Spartech Polycast	69 Southfield Avenue	Stamford	0.4	6/1/2005	*	Monthly Committed Capacity (MW):	0.4	0.4	0.4	0.4	0.3
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
32	990036	10731	Greenwich Hospital	GH — Main	5 Perryridge Road	Greenwich	1	6/1/2005	*	Monthly Committed Capacity (MW):	1	1	1	1	0.75
	split	10759		Helmsley Building						Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
33	990037	10732	Greenwich Hospital	GH -Old South Building	5 Perryridge Road	Greenwich	0.5	6/1/2005	*	Monthly Committed Capacity (MW):	0.5	0.5	0.5	0.5	0.38
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
34	990038	10733	Greenwich Hospital	GH-New Unit	5 Perryridge Road	Greenwich	1.5	6/1/2005	*	Monthly Committed Capacity (MW):
										Contract ICAP Price ($/MW-mo):
35	990039	10734	City of Stamford	Stamford WPCA	One Harbor View Avenue	Stamford	0.9	6/1/2005	*	Monthly Committed Capacity (MW):	0.9	0.9	0.9	0.9	0.9
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	10,700
36	990040	out	Unilever	Unilever-Trumbull	55 Meritt Boulevard	Trumbull	1	6/1/2005	*	Monthly Committed Capacity (MW):	1	1	1	1	0.5
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
37	990041	10737	Department of Corrections	DOC — Bridgeport CO	1106 North Avenue	Bridgeport	0.75	6/1/2005	*	Monthly Committed Capacity (MW):	0.75	0.75	0.75	0.75	0.57
		10780								Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
38	990042	10738	Department of Corrections	DOC — Cheshire CT	900 Highland Avenue	Cheshire	1.95	6/1/2005	*	Monthly Committed Capacity (MW):	1.95	1.95	1.95	1.95	1.47
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
39	990043		Department of Corrections	DOC — Cheshire CT Powerhouse	900 Highland Avenue	Cheshire	0.6	6/1/2005	*	Monthly Committed Capacity (MW):	0.6	0.6	0.6	0.6	0.45
subsumed in 990042										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
40	990044	10739	Department of Corrections	DOC — Garner CT	50 Nunnawauk Road	Newtown	0.6	6/1/2005	*	Monthly Committed Capacity (MW):	0.6	0.6	0.6	0.6	0.45
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
41	990045		Department of Corrections	DOC — Maloney	275 Jarvis Street	Cheshire	0.2	6/1/2005	*	Monthly Committed Capacity (MW):	0.2	0.2	0.2	0.2	0.15
subsumed in 990042										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
42	990046		Department of Corrections	DOC — MYI	42 Jarvis Street	Cheshire	0.6	6/1/2005	*	Monthly Committed Capacity (MW):	0.6	0.6	0.6	06	0.45

subsumed in 990042										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
43	990047	10762	Department of Corrections	DOC — New Haven CC	245 Whelley Avenue	New Haven	0.6	6/1/2005	*	Monthly Committed Capacity (MW):	0.6	0.6	0.6	0.6	0.45
	split	10761								Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
44	990048		Department of Corrections	DOC — Webster CT	111 Jarvis Street	Cheshire	0.6	6/1/2005	*	Monthly Committed Capacity (MW):	0.5	0.5	0.5	0.5	0.38
subsumed in 990042										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
45	990049	10701	SBC – SNET	SNET-Bridgeport #1	365 John Street	Bridgeport	0.5	6/1/2005	*	Monthly Committed Capacity (MW):	0.5	0.5	0.5	0.5	0.38
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
46	990050	10703	SBC – SNET	SNET-Bridgeport #2	430 John Street	Bridgeport	0.21	6/1/2005	*	Monthly Committed Capacity (MW):	0.21	0.21	0.21	0.21	0.16
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
47	990051	10704	SBC – SNET	SNET-Bridgeport N	3668 Main Street	Bridgeport	0.11	0/1/2005	*	Monthly Committed Capacity (MW):	0.11	0.11	0.11	0.11	0.08
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
48	990052	10705	SBC – SNET	SNET-N Stamford	878 High Ridge Road	Stamford	0.12	6/1/2005	*	Monthly Committed Capacity (MW):	0.12	0.12	0.12	0.12	0.09
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
49	990053	10706	SBC – SNET	SNET-Norwalk # 1	2 Washington Avenue	Norwalk	0.54	6/1/2005	*	Monthly Committed Capacity (MW):	0.54	0.54	0.54	0.54	0.41
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
50	990054	10707	SBC – SNET	SNET-Stamford TK1	555 Main Street	Stamford	0.8	6/1/2005	*	Monthly Committed Capacity (MW):	0.8	0.8	0.8	0.8	0.6
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
51	990055	10708	SBC – SNET	SNET-Stratford	2672 Main Street	Stratford	0.17	6/1/2005	*	Monthly Committed Capacity (MW):	0.17	0.17	0.17	0.17	0.13
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
52	990056	10709	SBC – SNET	SNET-Westport TK1	20 Myrtle Avenue	Westport	0.2	6/1/2005	*	Monthly Committed Capacity (MW):	0.2	0.2	0.2	0.2	0.15
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
53	990057	10710	SBC – SNET	SNET-Meriden Main	27 Butler Street	Meriden	0.75	6/1/2005	*	Monthly Committed Capacity (MW):	0.75	0.75	0.75	0.75	0.57
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
54	990058	10711	SBC – SNET	SNET-Meriden DOC	84 Deerfield Lane	Meriden	0.83	6/1/2005	*	Monthly Committed Capacity (MW):	0.83	0.83	0.83	0.83	0.62
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
55	900059	10712	SBC – SNET	SNET-New Haven #2	310 Orange Street	New Haven	1.5	6/1/2005	*	Monthly Committed Capacity (MW):	1.5	1.5	1.5	1.5	1.13
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16.100
56	990060	10713	SBC – SNET	SNET-New Haven #3	400 State Street	New Haven	0.75	6/1/2005	*	Monthly Committed Capacity (MW):	0.75	0.75	0.75	0.75	0.57
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	10,100

57	990061	10714	SBC – SNET	SNET-Waterbury	55 Grand Street	Waterbury	0.61	6/1/2005	*	Monthly Committed Capacity (MW):	0.61	0.61	0.61	0.61	0.48
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
58	990062	10715	SBC – SNET	SNET-Southington	142 Main Street	Southington	0.15	6/1/2005	*	Monthly Committed Capacity (MW):	0.15	0.15	0.15	0.15	0.11
										Contract ICAP Price ($/MW-mo):	10,700	10.700	10,700	10,700	16,100
59	990063	out	Pitney Bowes	World Headquarters	1 Eimcroft Road	Stamford	0.35	6/1/2005	*	Monthly Committed Capacity (MW):	0.35	0.35	0.35	0.35	0.18
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
60	990064	10718	Pitney Bowes	Danbury DMT	34 Executive Drive	Danbury	1.5	6/1/2005	*	Monthly Committed Capacity (MW):	1.5	1.5	1.5	1.5	0.75
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
61	990065	out	Pitney Bowes	27 Waterview Drive	27 Waterview Drive	Shelton	1.5	6/1/2005	*	Monthly Committed Capacity (MW):	1.5	1.5	1.5	1.5	0.75
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
62	990066	out	Pitney Bowes	35 Waterview Drive	35 Waterview Drive	Shelton	0.15	6/1/2005	*	Monthly Committed Capacity (MW):	0.15	0.15	0.15	0.15	0.08
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
63	990067	10716	Pitney Bowes	Barry Place	23 Barry Place	Stamford	0.6	6/1/2005	*	Monthly Committed Capacity (MW):	0.6	0.6	0.6	0.6	0.3
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
64	990068	10717	Pitney Bowes	Newtown 2	9 Edmund Road	Newtown	0.6	6/1/2005	*	Monthly Committed Capacity (MW):	0.6	0.6	0.6	0.6	0.3
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
65	990069	10719	Department of Mental Health	CT Mental Health Center	34 Park Street	New Haven	0.25	6/1/2005	*	Monthly Committed Capacity (MW):	0.25	0.25	0.25	0.25	0.13
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
66	990070	out	Bozzuto's	Service A	400 Industrial Avenue	Cheshire	0.8	6/1/2005	*	Monthly Committed Capacity (MW):	0.8	0.8	0.8	0.8	0.4
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
67	990071	out	Bozzuto's	Service B	400 Industrial Avenue	Cheshire	1.2	6/1/2005	*	Monthly Committed Capacity (MW):	1.2	1.2	1.2	1.2	0.6
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
68	990072	10720	City of Norwalk	First District Water Department	270 Valley Road	New Canaan	0.23	6/1/2005	*	Monthly Committed Capacity (MW):	0.23	0.23	0.23	0.23	0.17
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
69	990073	10721	City of Norwalk	First District Water Department	9 Lakeview Drive East	Norwalk	0.39	6/1/2005	*	Monthly Committed Capacity (MW):	0.39	0.39	0.39	0.39	0.3
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	16,100
70	990074	10722	City of Danbury DPU	West Lake	Westville Avenue Extension	Danbury	0.24	6/1/2005	*	Monthly Committed Capacity (MW):	0.24	0.24	0.24	0.24	0.21
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	12,300
71	990075	10723	City of Danbury DPU	Margerie	Peck Road	Danbury	0.28	6/1/2005	*	Monthly Committed Capacity (MW):	0.28	0.28	0.28	0.28	0.25

										Contract ICAP Price ($/MW-mo):	10,700	10,700	10.700	10,700	12.300
72	990076	10724	City of Danbury DPU	Beaver Brook PS	Newtown Road	Danbury	0.56	6/1/2005	*	Monthly Committed Capacity (MW):	0.56	0.56	0.56	0.56	0.49
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	12,300
73	990077	10725	City of Danbury DPU	WPCP #1	Plumtrees Road	Danbury	0.6	6/1/2005	*	Monthly Committed Capacity (MW):	0.6	0.6	0.6	0.6	0.53
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	12,300
74	990078	10725	City of Danbury DPU	WPCP #2	Plumtrees Road	Danbury	1	6/1/2005	*	Monthly Committed Capacity (MW):	1	1	1	1	0.88
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	12,300
75	990079	10727	HEI	The Westin Stamford	One First Stamford Place	Stamford	0.3	6/1/2005	*	Monthly Committed Capacity (MW):	0.3	0.3	0.3	0.3	0.15
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
76	990080	10728	HEI	Sheraton Danbury	18 Old Ridgebury Road	Danbury	0.3	6/1/2005	*	Monthly Committed Capacity (MW):	0.3	0.3	0.3	0.3	0.15
										Contract ICAP Price ($/MW-mo):	10,700	10,700	10,700	10,700	21,400
							45.2

*
Proposed Service Date is the eariler of June 1,2005 or the date the new DEP regulations become effective

Note 1: Letter of Credit for LRP Resources with a Proposed Service Date of June 1, 2004 assumed to be in place for six months (April 2004 through September 2004) since the first ICAP demonstration will likely be during an audit in August 2004

Total June 2004 Committed Capacity Amount:							48.06
							14.06

Nov-04	Dec-04	Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	Jul-06
							0.45	0.45	0.45	0.45									0.45	0.45
							33,000	33,000	32,000	32,000									32,000	32,000
0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.12	0.12	0.12	0.12	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.12	0.12
2,200	1,200	1,200	1,200	1,200	1,200	1,200	30,000	30,000	30,000	30,000	1,200	1,200	1,200	1,200	1,200	1,200	1,200	1,200	30,000	30,000
							1.2	1.2	1.2	1.2									1.2	1.2
							33,000	33,000	32,000	32,000									32,000	32,000
0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.48	0.48	0.48	0.48	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.48	0.48
3,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000
0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.39	0.39	0.39	0.39	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.39	0.39
3,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000
0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.41	0.41	0.41	0.41	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.41	0.41
3,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000
0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.1	0.1	0.1	0.1	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.1	0.1
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.18	0.18
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.15	0.15
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.18	0.18
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.16	0.16
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.32	0.32	0.32	0.32	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.32	0.32
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.16	0.16
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.15	0.15
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.14	0.14
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.17	0.17
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.23	0.23
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.14	0.14
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.35	0.35	0.35	0.35	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.35	0.35
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.1	0.1	0.1	0.1	0.08	0.08	0.06	0.08	0.08	0.08	0.08	0.08	0.1	0.1
2,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,600	1,500	1,600	1,500	1,500	1,500	1,500	1,500	30,000	30,000
5.63	5.63	5.63	5.63	5.63	5.63	5.63	8	8	8	8	6	6	6	6	6	6	6	6	8	8
2,500	1,500	1,500	1,600	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000
0.93	0.93	0.93	0.93	0.93	0.93	0.93	1.85	1.85	1.85	1.85	0.93	0.93	0.93	0.93	0.93	0.93	0.93	0.93	1.85	1.85
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.4	0.4	0.4	0.4	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.4	0.4
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2.500	2,500	2,500	31,000	30,000
0.75	0.75	0.75	0.75	0.75	0.75	0.75	1	1	1	1	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	1	1
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.5	0.5	0.5	0.5	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.5	0.5
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
		1.13	1.13	1.13	1.13	1.13	1.5	1.5	1.5	1.5	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.5	1.5
		17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.9	0.9	0.9	0.9	0.9	0.9	0.9	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2
10,700	10,700	11,700	11,700	11,700	11,700	11,700	31,000	31,000	31,000	31,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	31,000	30,000
0.5	0.5	0.5	0.5	0.5	0.5	0.5	1	1	1	1	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	1	1
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
1.47	1.47	1.47	1.47	1.47	1.47	1.47	1.95	1.95	1.95	1.95	1.47	1.47	1.47	1.47	1.47	1.47	1.47	1.47	1.95	1.95
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6

16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.5	0.5	0.5	0.5	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.5	0.5
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,600	2,500	2,500	2,500	31,000	30,000
0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.5	0.5	0.5	0.5	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.5	0.5
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.21	0.21	0.21	0.21	0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.21	0.21
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.11	0.11	0.11	0.11	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.11	0.11
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.41	0.41	0.41	0.41	0.41	0.41	0.41	0.54	0.54	0.54	0.54	0.41	0.41	0.41	0.41	0.41	0.41	0.41	0.41	0.54	0.54
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,600	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.8	0.8	0.8	0.8	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.8	0.8
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.17	0.17
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57	0.57	057	0.57	0.57	0.57	0.57	0.57	0.75	0.75
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.62	0.62	0.62	0.62	0.62	0.62	0.62	0.83	0.83	0.83	0.83	0.62	0.62	0.62	0.62	0.62	0.62	0.62	0.62	0.83	0.83
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.5	1.5	1.5	1.5	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.5	1.5
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.61	0.61	0.61	0.61	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.61	0.61
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.15	0.15	0.15	0.15	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.15	0.15
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.35	0.35	0.35	0.35	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.35	0.35
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.75	0.75	0.75	0.75	0.75	0.75	0.75	1.5	1.5	1.5	1.5	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	1.5	1.5
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.75	0.75	0.75	0.75	0.75	0.75	0.75	1.5	1.5	1.5	1.5	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	1.5	1.5
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.15	0.15	0.15	0.15	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.15	0.15
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.6	0.6	0.6	0.6	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.6	0.6
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.6	0.6	0.6	0.6	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.6	0.6
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.3	0.3	0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.3	0.3
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.8	0.8	0.8	0.8	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.8	0.8
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.6	0.6	0.6	0.6	0.6	0.6	0.6	1.2	1.2	1.2	1.2	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.6	1.2	1.2
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.23	0.23
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.39	0.39	0.39	0.39	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.39	0.39
16,100	16,100	17,100	17,100	17,100	17,100	17,100	31,000	31,000	31,000	31,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	31,000	30,000
0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.24	0.24	0.24	0.24	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.24	0.24
12,300	12,300	13,300	13,300	13,300	13,300	13,300	31,000	31,000	31,000	31,000	2,300	2,300	2,300	2,300	2,300	2,300	2,300	2,300	31,000	30,000
0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.28	0.28	0.28	0.28	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.28	0.28
12,300	12,300	13,300	13,300	13,300	13,300	13,300	31,000	31,000	31,000	31,000	2,300	2,300	2,300	2,300	2,300	2,300	2,300	2,300	31,000	30,000
0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.56	0.56	0.56	0.56	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.56	0.56
12,300	12,300	13,300	13,300	13,300	13,300	13,300	31,000	31,000	31,000	31,000	2,300	2,300	2,300	2,300	2,300	2,300	2,300	2,300	31,000	30,000
0.53	0.53	0.53	0.53	0.53	0.53	0.53	0.6	0.6	0.6	0.6	0.53	0.53	0.53	0.53	0.53	0.53	0.53	0.53	0.6	0.6
12,300	12,300	13,300	13,300	13,300	13,300	13,300	31,000	31,000	31,000	31,000	2,300	2,300	2,300	2,300	2,300	2,300	2,300	2,300	31,000	30,000
0.88	0.88	0.88	0.88	0.88	0.88	0.88	1	1	1	1	0.88	0.88	0.88	0.88	0.88	0.88	0.88	0.88	1	1
12,300	12,300	13,300	13,300	13,300	13,300	13,300	31,000	31,000	31,000	31,000	2,300	2,300	2,300	2,300	2,300	2,300	2,300	2,300	31,000	30,000
0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.3	0.3	0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.3	0.3
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.3	0.3	0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.3	0.3
21,400	21,400	22,400	22,400	22,400	22,400	22,400	31,000	31,000	31,000	31,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	31,000	30,000
							31.39
Committed Capacity June 2005:							46.05

Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	Dec-07	Jan-08	Feb-08	Mar-08	Apr-08
0.45	0.45									0.45	0.45	0.45	0.45
32,000	32,000									32,000	32,000	32,000	32,000
0.12	0.12	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.12	0.12	0.12	0.12	0.1	0.1	0.1	0.1	0.1	0.1	0.1
30,000	30,000	1,200	1,200	1,200	1,200	1,200	1,200	1,200	1,200	30,000	30,000	30,000	30,000	1,200	1,200	1,200	1,200	1,200	1,200	1,200
1.2	1.2									1.2	1.2	1.2	1.2
32,000	32,000									32,000	32,000	32,000	32,000
0.48	0.48	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.48	0.48	0.48	0.48	0.24	0.24	0.24	0.24	0.24	0.24	0.24
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.39	0.39	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.39	0.39	0.39	0.39	0.2	0.2	0.2	0.2	0.2	0.2	0.2
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.41	0.41	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.41	0.41	0.41	0.41	0.21	0.21	0.21	0.21	0.21	0.21	0.21
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.1	0.1	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.1	0.1	0.1	0.1	0.08	0.08	0.08	0.08	0.08	0.08	0.08
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.32	0.32	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.32	0.32	0.32	0.32	0.24	0.24	0.24	0.24	0.24	0.24	0.24
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.35	0.35	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.35	0.35	0.35	0.35	0.26	0.26	0.26	0.26	0.26	0.26	0.26
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.1	0.1	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.1	0.1	0.1	0.1	0.08	0.08	0.08	0.08	0.08	0.08	0.08
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
8	8	6	6	6	6	6	6	6	6	8	8	8	8	6	6	6	6	6	6	6
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
1.85	1.85	0.93	0.93	0.93	0.93	0.93	0.93	0.93	0.93	1.85	1.85	1.85	1.85	0.93	0.93	0.93	0.93	0.93	0.93	0.93
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.4	0.4	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.4	0.4	0.4	0.4	0.3	0.3	0.3	0.3	0.3	0.3	0.3
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
1	1	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	1	1	1	1	0.75	0.75	0.75	0.75	0.75	0.75	0.75
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.5	0.5	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.5	0.5	0.5	0.5	0.38	0.38	0.38	0.38	0.38	0.38	0.38
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
1.5	1.5	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.5	1.5	1.5	1.5	1.13	1.13	1.13	1.13	1.13	1.13	1.13
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2
30,000	30,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	30,000	30,000	30,000	30,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
1	1	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	1	1	1	1	0.5	0.5	0.5	0.5	0.5	0.5	0.5
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
1.95	1.95	1.47	1.47	1.47	1.47	1.47	1.47	1.47	1.47	1.95	1.95	1.95	1.95	1.47	1.47	1.47	1.47	1.47	1.47	1.47
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45

30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.5	0.5	0.38	0.38	0.38	0.38	0.38	0.33	0.38	0.38	0.5	0.5	0.5	0.5	0.38	0.36	0.38	0.38	0.38	0.38	0.38
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.5	0.5	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.5	0.5	0.5	0.5	0.38	0.38	0.38	0.38	0.38	0.38	0.38
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.21	0.21	0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.21	0.21	0.21	0.21	0.16	0.16	0.16	0.16	0.16	0.16	0.16
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.11	0.11	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.11	0.11	0.11	0.11	0.08	0.08	0.08	0.08	0.08	0.08	0.08
30,000	30,000	1,500	1,500	1.600	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.54	0.54	0.41	0.41	0.41	0.41	0.41	0.41	0.41	0.41	0.54	0.54	0.54	0.54	0.41	0.41	0.41	0.41	0.41	0.41	0.41
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.8	0.8	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.8	0.8	0.8	0.8	0.6	0.6	0.6	0.6	0.6	0.6	0.6
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.83	0.83	0.62	0.62	0.62	0.62	0.62	0.62	0.62	0.62	0.83	0.83	0.83	0.83	0.62	0.62	0.62	0.62	0.62	0.62	0.62
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
1.5	1.5	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.5	1.5	1.5	1.5	1.13	1.13	1.13	1.13	1.13	1.13	1.13
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.61	0.61	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.61	0.61	0.61	0.61	0.46	0.46	0.46	0.46	0.46	0.46	0.46
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.15	0.15	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.15	0.15	0.15	0.15	0.11	0.11	0.11	0.11	0.11	0.11	0.11
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.35	0.35	0.18	0.18	0.18	018	0.18	0.18	0.18	0.18	0.35	0.35	0.35	0.35	0.18	0.18	0.18	0.18	0.18	0.18	0.18
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
1.5	1.5	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	1.5	1.5	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
1.5	1.5	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	1.5	1.5	1.5	1.5	0.75	0.75	0.75	0.75	0.75	0.75	0.75
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.15	0.15	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.15	0.15	0.15	0.15	0.08	0.08	0.08	0.08	0.08	0.08	0.08
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.6	0.6	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.6	0.6	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.6	0.6	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.6	0.6	0.6	0.6	0.3	0.3	0.3	0.3	0.3	0.3	0.3
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.3	0.3	0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.8	0.8	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.8	0.8	0.8	0.8	0.4	0.4	0.4	0.4	0.4	0.4	0.4
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
1.2	1.2	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.6	1.2	1.2	1.2	1.2	0.6	0.6	0.6	0.6	0.6	0.6	0.6
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.39	0.39	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.39	0.39	0.39	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.24	0.24	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.24	0.24	0.24	0.24	0.21	0.21	0.21	0.21	0.21	0.21	0.21
30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300	30,000	30,000	30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300
0.28	0.28	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.28	028	0.28	0.28	0.25	0.25	0.25	0.25	0.25	0.25	0.25
30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300	30,000	30,000	30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300
0.58	0.58	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.56	0.56	0.56	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.49
30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300	30,000	30,000	30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300
0.6	0.6	0.53	0.53	0.53	0.53	0.53	0.53	0.53	0.53	0.6	0.6	0.6	0.6	0.53	0.53	053	0.53	0.53	0.53	0.53
30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300	30,000	30,000	30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300
1	1	0.88	0.88	0.88	0.88	0.88	0.88	0.88	0.88	1	1	1	1	0.88	0.88	0.88	0.88	0.88	0.88	0.88
30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300	30,000	30,000	30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300
0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.3	0.3	0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.3	0.3	0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15
30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000

May-08	Jun-08	Jul-08	Aug-08	Sep-08	Oct-08	Nov-08	Dec-08	Jan-09	Feb-09	Mar-09	Apr-09	March-09
	0.45	0.45	0.45	0.45
	32,000	32,000	32,000	32,000
0.1	0.12	0.12	0.12	0.12	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
1,200	30,000	30,000	30,000	30,000	1,200	1,200	1,200	1,200	1,200	1,200	1,200	1.200
	1.2	1.2	1.2	1.2
	32,000	32,000	32,000	32,000
0.24	0.48	0.48	0.48	0.48	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.2	0.30	0.39	0.39	0.39	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.21	0.41	0.41	0.41	0.41	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.21
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.08	0.1	0.1	0.1	0.1	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.14	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.12	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.14	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.12	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.24	0.32	0.32	0.32	0.32	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.12	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.12	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.11	0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.13	0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.17	0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.17
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.11	0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.26	0.35	0.35	0.35	0.35	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.26
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.08	0.1	0.1	0.1	0.1	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
8	8	8	8	8	6	6	6	6	6	6	6	6
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.93	1.85	1.85	1.85	1.85	0.93	0.93	0.93	0.93	0.93	0.93	0.93	0.93
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.3	0.4	0.4	0.4	0.4	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.75	1	1	1	1	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75

1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.38	0.5	0.5	0.5	0.5	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
1.13	1.5	1.5	1.5	1.5	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.13
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2	1.2
1,000	30,000	30,000	30,000	30,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
0.5	1	1	1	1	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
1.47	1.95	1.95	1.95	1.95	1.47	1.47	1.47	1.47	1.47	1.47	1.47	1.47
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.45	0.6	0.6	0.6	0.6	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.38	0.5	0.5	0.5	0.5	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.38	0.5	0.5	0.5	0.5	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.16	0.21	0.21	0.21	0.21	0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.16
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.08	0.11	0.11	0.11	0.11	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.41	0.54	0.54	0.54	0.54	0.41	0.41	0.41	0.41	0.41	0.41	0.41	0.41
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.8	0.8	0.8	0.8	0.8	0.8	0.8	0.8	0.8	0.8	0.8	0.8	0.8
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.13	0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.15	0.2	0.2	0.2	0.2	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.62	0.83	0.83	0.83	0.83	0.62	0.62	0.62	0.62	0.62	0.62	0.62	0.62
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
1.13	1.5	1.5	1.5	1.5	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.13
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.46	0.61	0.61	0.61	0.61	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.46
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.11	0.15	0.15	0.15	0.15	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.18	0.35	0.35	0.35	0.35	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.75	1.5	1.5	1.5	1.5	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.75	1.5	1.5	1.5	1.5	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.08	0.15	0.15	0.15	0.15	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.3	0.6	0.6	0.6	0.6	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000

0.3	0.6	0.6	0.6	0.6	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.15	0.3	0.3	0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.4	0.8	0.8	0.8	0.8	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.6	1.2	1.2	1.2	1.2	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.6
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.17	0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.17
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.3	0.39	0.39	0.39	0.39	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
1,500	30,000	30,000	30,000	30,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
0.21	0.24	0.24	0.24	0.24	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.21
1,300	30,000	30,000	30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300
0.25	0.28	0.28	0.28	0.28	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
1,300	30,000	30,000	30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300
0.49	0.56	0.56	0.56	0.56	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.49
1,300	30,000	30,000	30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300
0.53	0.6	0.6	0.6	0.6	0.53	0.53	0.53	0.53	0.53	0.53	0.53	0.53
1,300	30,000	30,000	30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300
0.88	1	1	1	1	0.88	0.88	0.88	0.88	0.88	0.88	0.88	0.88
1,300	30,000	30,000	30,000	30,000	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300
0.15	0.3	0.3	0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
0.15	0.3	0.3	0.3	0.3	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
2,000	30,000	30,000	30,000	30,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000

EXHIBIT C

Amended Schedule IV

Schedule IV	Date: 11/16/05
file: Pinpoint Schedule IV 111605.xls
Supplier Pinpoint—LRP Contract Period
					Contract Period
Asset ID
	Customer	Data	6/1/2004	7/1/2004	8/1/2004	9/1/2004	10/1/2004	11/1/2004	12/1/2004	1/1/2005	2/1/2005	3/1/2005	4/1/2005	5/1/2005
1798	*****	Payment Rate $/kW								****	****	****	****	****
		Committed Capacity MW								0.45	0.45	0.45	0.45	0.45
2359	*****	Payment Rate $/kW								****	****	****	****	****
		Committed Capacity MW								0.18	0.18	0.18	0.18	0.18
2360	*****	Payment Rate $/kW								****	****	****	****	****
		Committed Capacity MW								0.86	0.86	0.86	0.86	0.86
2361	*****	Payment Rate $/kW									****	****	****	****
		Committed Capacity MW									0.20	0.20	0.20	0.20
2362	*****	Payment Rate $/kW			****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW			0.38	0.38	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
10043	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.10	0.10	0.10	0.10	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08
10044	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.20	0.20	0.20	0.20	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
10045	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12
10046	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.32	0.32	0.32	0.32	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24
10047	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
10048	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.20	0.20	0.20	0.20	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
10050	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12
10053	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12
10177	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14
10211	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14
10212	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
10213	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12
10214	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
10215	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11
10477	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
10478	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
10479	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13
10480	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	1.20	1.20	1.20	1.20	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
10481	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
10482	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.35	0.35	0.35	0.35	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.26
10483	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.10	0.10	0.10	0.10	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08
10484	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.12	0.12	0.12	0.12	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10485	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.48	0.48	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
10486	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.39	0.39	0.30	0.30	0.15	0.15	0.16	0.15	0.15	0.15	0.15	0.15
10487	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.41	0.41	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
10488	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.45	0.45	0.45	0.45	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
10489	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	7.50	7.50	7.50	7.50	5.63	5.63	5.63	5.63	5.63	5.63	5.63	5.63
10523	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
10699	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.17	0.17	0.17	0.17	0.17
10700	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.11	0.11	0.11	0.11	0.11
10701	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.38	0.38	0.38	0.38	0.38

10703	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.16	0.16	0.16	0.16	0.16
10704	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.08	0.08	0.08	0.08	0.08
10705	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.09	0.09	0.09	0.09	0.09
10706	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.41	0.41	0.41	0.41	0.41
10707	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.60	0.60	0.60	0.60	0.60
10708	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.13	0.13	0.13	0.13	0.13
10709	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.15	0.15	0.15	0.15	0.15
10710	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.57	0.57	0.57	0.57	0.57
10711	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.62	0.62	0.62	0.62	0.62
10712	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.13	1.13	1.13	1.13	1.13
10713	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.57	0.57	0.57	0.57	0.57
10714	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.46	0.46	0.46	0.46	0.46	0.46
10715	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.11	0.11	0.11	0.11	0.11
10716	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.30	0.30	0.30	0.30	0.30
10717	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.30	0.30	0.30	0.30	0.30
10718	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.35	0.35	0.35	0.35
10719	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.15	0.15	0.15	0.15	0.15
10720	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.17	0.17	0.17	0.17	0.17
10721	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.30	0.30	0.30	0.30	0.30
10722	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.21	0.21	0.21	0.21	0.21
10723	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.25	0.25	0.25	0.25	0.25
10724	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.49	0.49	0.49	0.49	0.49
10725	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.41	1.41	1.41	1.41	1.41
10727	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.15	0.15	0.15	0.15	0.15
10728	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.15	0.15	0.15	0.15	0.15
10729	*****	Payment Rate $/kW								****	****	****	****	****
		Committed Capacity MW								0.40	0.40	0.40	0.40	0.40
10730	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.30	0.30	0.30	0.30	0.30
10731	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.75	0.75	0.75	0.75
10732	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.38	0.38	0.38	0.38
10733	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1	1	1	1	1
10734	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.20
10735	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.08	0.08	0.08	0.08	0.08
10736	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.93	0.93	0.93	0.93
10737	*****	Payment Rate $/kW								****	****	****	****	****
		Committed Capacity MW								0.29	0.29	0.29	0.29	0.29
10738	*****	Payment Rate $/kW								****	****	****	****	****
		Committed Capacity MW								2.90	2.90	2.90	2.90	2.90
10739	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.45	0.45	0.45	0.45
10759	*****	Payment Rate $/kW									****	****	****	****
		Committed Capacity MW									0.75	0.75	0.75	0.75
10760	*****	Payment Rate $/kW									****	****	****	****
		Committed Capacity MW									0.29	0.29	0.29	0.29
10761	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.23	0.23	0.23	0.23	0.23

10762	*****	Payment Rate $/kW								****	****	****	****	****
		Committed Capacity MW								0.23	0.23	0.23	0.23	0.23
10887	*****	Payment Rate $/kW	****	****	****	****	****	****	****	****	****	****	****	****
		Committed Capacity MW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.35
10933	*****	Payment Rate $/kW												****
Committed Capacity MW
10968	*****	Payment Rate $/kW
Committed Capacity MW
10993	*****	Payment Rate $/kW
Committed Capacity MW
10994	*****	Payment Rate $/kW
Committed Capacity MW
11012	*****	Payment Rate $/kW
Committed Capacity MW
11014	*****	Payment Rate $/kW
Committed Capacity MW
11015	*****	Payment Rate $/kW
Committed Capacity MW
11017	*****	Payment Rate $/kW
Committed Capacity MW
11033	*****	Payment Rate $/kW
Committed Capacity MW
11034	*****	Payment Rate $/kW
Committed Capacity MW
11035	*****	Payment Rate $/kW
Committed Capacity MW
11036	*****	Payment Rate $/kW
Committed Capacity MW
11038	*****	Payment Rate $/kW
Committed Capacity MW
11069	*****	Payment Rate $/kW
Committed Capacity MW
11085	*****	Payment Rate $/kW
Committed Capacity MW
11103	*****	Payment Rate $/kW
Committed Capacity MW
11115	*****	Payment Rate $/kW
Committed Capacity MW
11116	*****	Payment Rate $/kW
Committed Capacity MW
11117	*****	Payment Rate $/kW
Committed Capacity MW
11118	*****	Payment Rate $/kW
Committed Capacity MW

6/1/2005	7/1/2005	8/1/2005	9/1/2005	10/1/2005	11/1/2005	12/1/2005	1/1/2006	2/1/2006	3/1/2006	4/1/2006	5/1/2006	6/1/2006	7/1/2006	8/1/2006	9/1/2006	10/1/2006	11/1/2006	12/1/2006	1/1/2007
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.38	0.38	0.38	0.38	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.38	0.38	0.38	0.38	0.20	0.20	0.20	0.20
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.10	0.10	0.10	0.10	0.08	0.08	0.08	0.08
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.20	0.20	0.20	0.20	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.20	0.20	0.20	0.20	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.32	0.32	0.32	0.32	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.32	0.32	0.32	0.32	0.24	0.24	0.24	0.24
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.20	0.20	0.20	0.20	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.20	0.20	0.20	0.20	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.20	1.20	1.20	1.20	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.20	1.20	1.20	1.20	0.00	0.00	0.00	0.00
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.35	0.35	0.35	0.35	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.35	0.35	0.35	0.35	0.26	0.26	0.26	0.26
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.10	0.10	0.10	0.10	0.08	0.08	0.08	0.08
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.12	0.12	0.12	0.12	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.45	0.45	0.45	0.45	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.45	0.45	0.45	0.45	0.00	0.00	0.00	0.00
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
8.00	8.00	8.00	8.00	6.00	6.00	6.00	6.00	6.00	6.00	6.00	6.00	8.00	8.00	8.00	8.00	6.00	6.00	6.00	6.00
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.50	0.50	0.50	0.50	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.50	0.50	0.50	0.50	0.38	0.38	0.38	0.38
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.21	0.21	0.21	0.21	0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.21	0.21	0.21	0.21	0.16	0.16	0.16	0.16
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.11	0.11	0.11	0.11	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.11	0.11	0.11	0.11	0.08	0.08	0.08	0.08
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****

0.54	0.54	0.54	0.54	0.41	0.41	0.41	0.41	0.41	0.41	0.41	0.41	0.54	0.54	0.54	0.54	0.41	0.41	0.41	0.41
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.80	0.80	0.80	0.80	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.80	0.80	0.80	0.80	0.60	0.60	0.60	0.60
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.20	0.20	0.20	0.20	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.20	0.20	0.20	0.20	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.83	0.83	0.83	0.83	0.62	0.62	0.62	0.62	0.62	0.62	0.62	0.62	0.83	0.83	0.83	0.83	0.62	0.62	0.62	0.62
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.50	1.50	1.50	1.50	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.50	1.50	1.50	1.50	1.13	1.13	1.13	1.13
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.61	0.61	0.61	0.61	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.61	0.61	0.61	0.61	0.46	0.46	0.46	0.46
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.15	0.15	0.15	0.15	0.11	0.11	0.11	0.11
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.60	0.60	0.60	0.60	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.60	0.60	0.60	0.60	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.60	0.60	0.60	0.60	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.60	0.60	0.60	0.60	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.39	0.39	0.39	0.39	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.39	0.39	0.39	0.39	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.24	0.24	0.24	0.24	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.24	0.24	0.24	0.24	0.21	0.21	0.21	0.21
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.28	0.28	0.28	0.28	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.28	0.28	0.28	0.28	0.25	0.25	0.25	0.25
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.56	0.56	0.56	0.56	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.56	0.56	0.56	0.56	0.49	0.49	0.49	0.49
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.60	1.60	1.60	1.60	1.41	1.41	1.41	1.41	1.41	1.41	1.41	1.41	1.60	1.60	1.60	1.60	1.41	1.41	1.41	1.41
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.40	0.40	0.40	0.40	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.40	0.40	0.40	0.40	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.00	1.00	1.00	1.00	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	1.00	1.00	1.00	1.00	0.75	0.75	0.75	0.75
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.50	0.50	0.50	0.50	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.50	0.50	0.50	0.50	0.38	0.38	0.38	0.38
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.50	1.50	1.50	1.50	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.50	1.50	1.50	1.50	1.13	1.13	1.13	1.13
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.15	0.15	0.15	0.15	0.08	0.08	0.08	0.08
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.85	1.85	1.85	1.85	0.93	0.93	0.93	0.93	0.93	0.93	0.93	0.93	1.85	1.85	1.85	1.85	0.93	0.93	0.93	0.93
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.38	0.38	0.38	0.38	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.38	0.38	0.38	0.38	0.29	0.29	0.29	0.29
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
3.85	3.85	3.85	3.85	2.90	2.90	2.90	2.90	2.90	2.90	2.90	2.90	3.85	3.85	3.85	3.85	2.90	2.90	2.90	2.90
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.60	0.60	0.60	0.60	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.60	0.60	0.60	0.60	0.45	0.45	0.45	0.45
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.00	1.00	1.00	1.00	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	1.00	1.00	1.00	1.00	0.75	0.75	0.75	0.75
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.38	0.38	0.38	0.38	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.38	0.38	0.38	0.38	0.29	0.29	0.29	0.29
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.23	0.23	0.23	0.23	0.23	0.23	0.23	0.23	0.30	0.30	0.30	0.30	0.23	0.23	0.23	0.23
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.23	0.23	0.23	0.23	0.23	0.23	0.23	0.23	0.30	0.30	0.30	0.30	0.23	0.23	0.23	0.23
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.35	0.35	0.35	0.35	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.35	0.35	0.35	0.35	0.18	0.18	0.18	0.18
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35

****	****	****	****	****	****	****	****	****	****	$3:00	****	****	****	****	****	****	****	****	****
1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50
	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
		****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
		0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
		****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
		0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90
		****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
		0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18
		****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
		0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
		****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
		0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60
		****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
		0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
		****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
		0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25

2/1/2007	3/1/2007	4/1/2007	5/1/2007	6/1/2007	7/1/2007	8/1/2007	9/1/2007	10/1/2007	11/1/2007	12/1/2007	1/1/2008	2/1/2008	3/1/2008	4/1/2008	5/1/2008	6/1/2008	7/1/2008	8/1/2008	9/1/2008	10/1/2008
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.20	0.20	0.20	0.20	0.38	0.38	0.38	0.38	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.38	0.38	0.38	0.38	0.20
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.08	0.08	0.08	0.08	0.10	0.10	0.10	0.10	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.10	0.10	0.10	0.10	0.08
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.20	0.20	0.20	0.20	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.20	0.20	0.20	0.20	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.16	0.16	0.16	0.16	0.12
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.24	0.24	0.24	0.24	0.32	0.32	0.32	0.32	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.32	0.32	0.32	0.32	0.24
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.20	0.20	0.20	0.20	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.20	0.20	0.20	0.20	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.15	0.15	0.15	0.15	0.12
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.15	0.15	0.15	0.15	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.15	0.15	0.15	0.15	0.12
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.14	0.14	0.14	0.14	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.18	0.18	0.18	0.18	0.14
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.14	0.14	0.14	0.14	0.18	0.18	0.18	0.18	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.18	0.18	0.18	0.18	0.14
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.16	0.16	0.16	0.16	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.16	0.16	0.16	0.16	0.12
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.11	0.11	0.11	0.11	0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.14	0.14	0.14	0.14	0.11
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.13	0.13	0.13	0.13	0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.17	0.17	0.17	0.17	0.13
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.00	0.00	0.00	0.00	1.20	1.20	1.20	1.20	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.20	1.20	1.20	1.20	0.00
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.11	0.11	0.11	0.11	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.26	0.26	0.26	0.26	0.35	0.35	0.35	0.35	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.35	0.35	0.35	0.35	0.26
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.08	0.08	0.08	0.08	0.10	0.10	0.10	0.10	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.10	0.10	0.10	0.10	0.08
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.12	0.12	0.12	0.12	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.12	0.12	0.12	0.12	0.10
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.00	0.00	0.00	0.00	0.45	0.45	0.45	0.45	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.45	0.45	0.45	0.45	0.00
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
6.00	6.00	6.00	6.00	8.00	8.00	8.00	8.00	6.00	6.00	6.00	6.00	6.00	6.00	6.00	6.00	8.00	8.00	8.00	8.00	6.00
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.17	0.17	0.17	0.17	0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.23	0.23	0.23	0.23	0.17
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.11	0.11	0.11	0.11	0.14	0.14	0.14	0.14	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.14	0.14	0.14	0.14	0.11
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.38	0.38	0.38	0.38	0.50	0.50	0.50	0.50	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.50	0.50	0.50	0.50	0.38
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.16	0.16	0.16	0.16	0.21	0.21	0.21	0.21	0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.21	0.21	0.21	0.21	0.16
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.08	0.08	0.08	0.08	0.11	0.11	0.11	0.11	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.11	0.11	0.11	0.11	0.08
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.12	0.12	0.12	0.12	0.09
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****

0.41	0.41	0.41	0.41	0.54	0.54	0.54	0.54	0.41	0.41	0.41	0.41	0.41	0.41	0.41	0.41	0.54	0.54	0.54	0.54	0.41
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.60	0.60	0.60	0.60	0.80	0.80	0.80	0.80	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.80	0.80	0.80	0.80	0.60
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.13	0.13	0.13	0.13	0.17	0.17	0.17	0.17	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.17	0.17	0.17	0.17	0.13
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.20	0.20	0.20	0.20	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.20	0.20	0.20	0.20	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.62	0.62	0.62	0.62	0.83	0.83	0.83	0.83	0.62	0.62	0.62	0.62	0.62	0.62	0.62	0.62	0.83	0.83	0.83	0.83	0.62
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.13	1.13	1.13	1.13	1.50	1.50	1.50	1.50	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.50	1.50	1.50	1.50	1.13
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.75	0.75	0.75	0.75	0.57
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.46	0.46	0.46	0.46	0.61	0.61	0.61	0.61	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.46	0.61	0.61	0.61	0.61	0.46
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.11	0.11	0.11	0.11	0.15	0.15	0.15	0.15	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.11	0.15	0.15	0.15	0.15	0.11
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.60	0.60	0.60	0.60	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.60	0.60	0.60	0.60	0.30
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.60	0.60	0.60	0.60	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.60	0.60	0.60	0.60	0.30
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.17	0.17	0.17	0.17	0.23	0.23	0.23	0.23	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.17	0.23	0.23	0.23	0.23	0.17
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.39	0.39	0.39	0.39	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.39	0.39	0.39	0.39	0.30
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.21	0.21	0.21	0.21	0.24	0.24	0.24	0.24	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.24	0.24	0.24	0.24	0.21
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.25	0.25	0.25	0.25	0.28	0.28	0.28	0.28	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.28	0.28	0.28	0.28	0.25
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.49	0.49	0.49	0.49	0.56	0.56	0.56	0.56	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.56	0.56	0.56	0.56	0.49
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.41	1.41	1.41	1.41	1.60	1.60	1.60	1.60	1.41	1.41	1.41	1.41	1.41	1.41	1.41	1.41	1.60	1.60	1.60	1.60	1.41
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.30	0.30	0.30	0.30	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.40	0.40	0.40	0.40	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.40	0.40	0.40	0.40	0.30
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.75	0.75	0.75	0.75	1.00	1.00	1.00	1.00	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	1.00	1.00	1.00	1.00	0.75
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.38	0.38	0.38	0.38	0.50	0.50	0.50	0.50	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.38	0.50	0.50	0.50	0.50	0.38
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.13	1.13	1.13	1.13	1.50	1.50	1.50	1.50	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.13	1.50	1.50	1.50	1.50	1.13
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.08	0.08	0.08	0.08	0.15	0.15	0.15	0.15	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.15	0.15	0.15	0.15	0.08
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.93	0.93	0.93	0.93	1.85	1.85	1.85	1.85	0.93	0.93	0.93	0.93	0.93	0.93	0.93	0.93	1.85	1.85	1.85	1.85	0.93
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.29	0.29	0.29	0.29	0.38	0.38	0.38	0.38	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.38	0.38	0.38	0.38	0.29
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
2.90	2.90	2.90	2.90	3.85	3.85	3.85	3.85	2.90	2.90	2.90	2.90	2.90	2.90	2.90	2.90	3.85	3.85	3.85	3.85	2.90
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.45	0.45	0.45	0.45	0.60	0.60	0.60	0.60	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.60	0.60	0.60	0.60	0.45
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.75	0.75	0.75	0.75	1.00	1.00	1.00	1.00	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	1.00	1.00	1.00	1.00	0.75
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.29	0.29	0.29	0.29	0.38	0.38	0.38	0.38	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.38	0.38	0.38	0.38	0.29
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.23	0.23	0.23	0.23	0.30	0.30	0.30	0.30	0.23	0.23	0.23	0.23	0.23	0.23	0.23	0.23	0.30	0.30	0.30	0.30	0.23
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.23	0.23	0.23	0.23	0.30	0.30	0.30	0.30	0.23	0.23	0.23	0.23	0.23	0.23	0.23	0.23	0.30	0.30	0.30	0.30	0.23
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.18	0.18	0.18	0.18	0.35	0.35	0.35	0.35	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.35	0.35	0.35	0.35	0.18
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40	1.40
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10	1.10
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****

1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50	1.50
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25

11/1/2008	12/1/2008	1/1/2009	2/1/2009	3/1/2009	4/1/2009	5/1/2009
****	****	****	****	****	****	****
0.45	0.45	0.45	0.45	0.45	0.45	0.45
****	****	****	****	****	****	****
0.18	0.18	0.18	0.18	0.18	0.18	0.18
****	****	****	****	****	****	****
0.86	0.86	0.86	0.86	0.86	0.86	0.86
****	****	****	****	****	****	****
0.20	0.20	0.20	0.20	0.20	0.20	0.20
****	****	****	****	****	****	****
0.20	0.20	0.20	0.20	0.20	0.20	0.20
****	****	****	****	****	****	****
0.08	0.08	0.08	0.08	0.08	0.08	0.08
****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.12	0.12	0.12
****	****	****	****	****	****	****
0.24	0.24	0.24	0.24	0.24	0.24	0.24
****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.12	0.12	0.12
****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.12	0.12	0.12
****	****	****	****	****	****	****
0.14	0.14	0.14	0.14	0.14	0.14	0.14
****	****	****	****	****	****	****
0.14	0.14	0.14	0.14	0.14	0.14	0.14
****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****
0.12	0.12	0.12	0.12	0.12	0.12	0.12
****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****
0.11	0.11	0.11	0.11	0.11	0.11	0.11
****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****
0.13	0.13	0.13	0.13	0.13	0.13	0.13
****	****	****	****	****	****	****
0.00	0.00	0.00	0.00	0.00	0.00	0.00
****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****
0.26	0.26	0.26	0.26	0.26	0.26	0.26
****	****	****	****	****	****	****
0.08	0.08	0.08	0.08	0.08	0.08	0.08
****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****
0.00	0.00	0.00	0.00	0.00	0.00	0.00
****	****	****	****	****	****	****
6.00	6.00	6.00	6.00	6.00	6.00	6.00
****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****
0.17	0.17	0.17	0.17	0.17	0.17	0.17
****	****	****	****	****	****	****
0.11	0.11	0.11	0.11	0.11	0.11	0.11
****	****	****	****	****	****	****
0.38	0.38	0.38	0.38	0.38	0.38	0.38
****	****	****	****	****	****	****
0.16	0.16	0.16	0.16	0.16	0.16	0.16
****	****	****	****	****	****	****
0.08	0.08	0.08	0.08	0.08	0.08	0.08
****	****	****	****	****	****	****
0.09	0.09	0.09	0.09	0.09	0.09	0.09
****	****	****	****	****	****	****

0.41	0.41	0.41	0.41	0.41	0.41	0.41
****	****	****	****	****	****	****
0.60	0.60	0.60	0.60	0.60	0.60	0.60
****	****	****	****	****	****	****
0.13	0.13	0.13	0.13	0.13	0.13	0.13
****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****
0.57	0.57	0.57	0.57	0.57	0.57	0.57
****	****	****	****	****	****	****
0.62	0.62	0.62	0.62	0.62	0.62	0.62
****	****	****	****	****	****	****
1.13	1.13	1.13	1.13	1.13	1.13	1.13
****	****	****	****	****	****	****
0.57	0.57	0.57	0.57	0.57	0.57	0.57
****	****	****	****	****	****	****
0.46	0.46	0.46	0.46	0.46	0.46	0.46
****	****	****	****	****	****	****
0.11	0.11	0.11	0.11	0.11	0.11	0.11
****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****
0.35	0.35	0.35	0.35	0.35	0.35	0.35
****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****
0.17	0.17	0.17	0.17	0.17	0.17	0.17
****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****
0.21	0.21	0.21	0.21	0.21	0.21	0.21
****	****	****	****	****	****	****
0.25	0.25	0.25	0.25	0.25	0.25	0.25
****	****	****	****	****	****	****
0.49	0.49	0.49	0.49	0.49	0.49	0.49
****	****	****	****	****	****	****
1.41	1.41	1.41	1.41	1.41	1.41	1.41
****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****
0.40	0.40	0.40	0.40	0.40	0.40	0.40
****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****
0.75	0.75	0.75	0.75	0.75	0.75	0.75
****	****	****	****	****	****	****
0.38	0.38	0.38	0.38	0.38	0.38	0.38
****	****	****	****	****	****	****
1.13	1.13	1.13	1.13	1.13	1.13	1.13
****	****	****	****	****	****	****
1.20	1.20	1.20	1.20	1.20	1.20	1.20
****	****	****	****	****	****	****
0.08	0.08	0.08	0.08	0.08	0.08	0.08
****	****	****	****	****	****	****
0.93	0.93	0.93	0.93	0.93	0.93	0.93
****	****	****	****	****	****	****
0.29	0.29	0.29	0.29	0.29	0.29	0.29
****	****	****	****	****	****	****
2.90	2.90	2.90	2.90	2.90	2.90	2.90
****	****	****	****	****	****	****
0.45	0.45	0.45	0.45	0.45	0.45	0.45
****	****	****	****	****	****	****
0.75	0.75	0.75	0.75	0.75	0.75	0.75
****	****	****	****	****	****	****
0.29	0.29	0.29	0.29	0.29	0.29	0.29
****	****	****	****	****	****	****
0.23	0.23	0.23	0.23	0.23	0.23	0.23
****	****	****	****	****	****	****
0.23	0.23	0.23	0.23	0.23	0.23	0.23
****	****	****	****	****	****	****
0.18	0.18	0.18	0.18	0.18	0.18	0.18
****	****	****	****	****	****
1.40	1.40	1.40	1.40	1.40	1.40
****	****	****	****	****	****	****
1.10	1.10	1.10	1.10	1.10	1.10	1.10
****	****	****	****	****	****	****

1.35	1.35	1.35	1.35	1.35	1.35	1.35
****	****	****	****	****	****	****
1.50	1.50	1.50	1.50	1.50	1.50	1.50
****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****
0.35	0.35	0.35	0.35	0.35	0.35	0.35
****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****
0.15	0.15	0.15	0.15	0.15	0.15	0.15
****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****
0.10	0.10	0.10	0.10	0.10	0.10	0.10
****	****	****	****	****	****	****
0.30	0.30	0.30	0.30	0.30	0.30	0.30
****	****	****	****	****	****	****
0.90	0.90	0.90	0.90	0.90	0.90	0.90
****	****	****	****	****	****	****
0.18	0.18	0.18	0.18	0.18	0.18	0.18
****	****	****	****	****	****	****
0.35	0.35	0.35	0.35	0.35	0.35	0.35
****	****	****	****	****	****	****
0.60	0.60	0.60	0.60	0.60	0.60	0.60
****	****	****	****	****	****	****
0.20	0.20	0.20	0.20	0.20	0.20	0.20
****	****	****	****	****	****	****
0.25	0.25	0.25	0.25	0.25	0.25	0.25

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AGREEMENT FOR SUPPLEMENTAL INSTALLED CAPACITY
Schedule IV Annotations as of 9/26/05
EXHIBIT C